                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT dated January 30, 2004 (the "Agreement"), is entered into by and among ATA Holdings Corp. (formerly known as Amtran, Inc.), an Indiana Corporation (the "Company"), ATA Airlines, Inc. (formerly known as American Trans Air, Inc.), Ambassadair Travel Club, Inc., ATA Leisure Corp. (formerly known as ATA Vacations, Inc.), Amber Travel, Inc., American Trans Air Training Corporation, American Trans Air Execujet, Inc., each, an Indiana corporation, ATA Cargo, Inc. (formerly known as Amber Air Freight Corporation), a California corporation, Chicago Express Airlines, Inc., a Georgia corporation, and Wells Fargo Bank Northwest, National Association, as Trustee (as defined below) for the benefit of the Holders (as defined below).

     Pursuant to the terms of the Exchange Offers (as defined below), the Company has agreed to issue and sell the Securities (as defined below) which will be guaranteed on an unsecured senior basis by each of the Guarantors (as defined below) pursuant to the terms of the Exchange Offers. As an inducement to the Existing Holders (as defined below) to tender the Existing Notes (as defined below) in exchange for the Securities pursuant to the Exchange Offers, the Company and each of the Guarantors have agreed to provide to the Existing Holders and their direct and indirect transferees the registration rights set forth in this Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

     "Closing Date" shall mean the Closing Date as defined in the Exchange
Offers.

     "Company" shall mean ATA Holdings Corp. and shall also include the Company's successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Offers" shall mean the offers by the Company to Existing Holders to exchange their Existing Notes for the Securities and other consideration pursuant to the terms set forth in the offers to exchange and the Confidential Offering Memorandum dated January 9, 2004.

     "Exchange Securities" shall mean senior notes issued by the Company to Holders of Securities in exchange for Securities pursuant to the Registration Exchange Offer and guaranteed by each of the Guarantors under the Indentures containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement except for additional interest which has accrued pursuant to a Registration Default but not been paid prior to the issuance of the Exchange Securities).

     "Existing Holders" shall mean holders of the Existing Notes, and each of their successors, assigns and direct and indirect transferees who become owners of Existing Notes.

     "Existing Notes" shall mean the Company's 10 1/2% Senior Notes due 2004 issued under the indenture dated July 24, 1997, among the Company, the subsidiaries of the Company party thereto and First Security Bank, N.A., and the Company's 9 5/8% Senior Notes due 2005 issued under the indenture dated December 11, 1998, among the Company, the subsidiaries of the Company party thereto and First Security Bank, N.A.

     "Guarantors" shall mean ATA Airlines, Inc. (formerly known as American Trans Air, Inc.), Ambassadair Travel Club, Inc., ATA Leisure Corp. (formerly known as ATA Vacations, Inc.), Amber Travel, Inc., American Trans Air Training Corporation, American Trans Air Execujet, Inc., each, an Indiana corporation, ATA Cargo, Inc. (formerly known as Amber Air Freight Corporation), a California corporation, and Chicago Express Airlines, Inc., a Georgia corporation, and shall also include any Guarantor's successors.

     "Holders" shall mean the Existing Holders who have tendered their Existing Notes in exchange for the Securities pursuant to the Exchange Offers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indentures; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holders" shall include Participating Broker-Dealers.

     "Holders' Counsel" shall mean Hale and Dorr LLP unless a different counsel shall be selected by the Majority Holders (as defined below).

     "Holders' Information" shall mean information included in a Shelf Registration Statement (as defined below) in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein.

     "Indentures" shall mean the indentures relating to the Securities dated as of January 30, 2004 among the Company, the Guarantors and Wells Fargo Bank Northwest, National Association, as trustee, and as each may be amended from time to time in accordance with the terms thereof.

     "Issue Date" shall mean the date upon which the Securities are issued.

     "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "Omitted Private Exchange Securities" shall mean the Private Exchange Securities (as defined below) issued pursuant to Section 2(a) hereof to Holders who are eligible to participate in the Registration Exchange Offer but who do not so participate.

     "Participating Broker-Dealers" shall have the meaning set forth in Section 4 hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Principal Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Private Exchange Securities" shall mean senior notes issued by the Company and guaranteed by each of the Guarantors identical in all material respects to the Exchange Securities, except with respect to the transfer restrictions relating to such Private Exchange Securities and except that provisions for additional interest shall be included in such Private Exchange Securities to the extent the holder thereof is entitled to additional interest pursuant to the terms of this Agreement.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

     "Registrable Securities" shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

     "Registration Exchange Offer" shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to
Section 2(a) hereof.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indentures under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and the fees and disbursements of Holders' Counsel and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

     "Registration Statement" shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities" shall mean the Company's Senior Notes due 2009 and the Company's Senior Notes due 2010, in each case issued under the Indentures.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors that covers all the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the

Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

     "Trustee" shall mean the trustee with respect to the Securities under the Indentures.

     "Underwriter" shall have the meaning set forth in Section 3 hereof.

     "Underwritten Offering" shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

     2. Registration Under the Securities Act. (a) The Company and the Guarantors shall jointly and severally: (i) use their reasonable best efforts to prepare and, not later than 45 days following the Issue Date, file with the Commission the Principal Registration Statement with respect to a proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Registrable Securities, a like aggregate principal amount of Exchange Securities; and (ii) use their reasonable best efforts to cause the Principal Registration Statement to become effective under the Securities Act no later than 120 days after the Issue Date and the Registration Exchange Offer to be consummated no later than 180 days after the Issue Date. The Exchange Securities will be issued under the Indentures or an indenture between the Company, the Guarantors party thereto and the Trustee or such other bank or trust company that is reasonably satisfactory to the Company and the Majority Holders ("Exchange Securities Indenture"), such Exchange Securities Indenture to be identical in all material respects to the Indentures, except with respect to the transfer restrictions relating to the Securities (as described above in the definition of "Exchange Securities").

     Upon the effectiveness of the Principal Registration Statement, the Company and the Guarantors shall as soon as practicable commence the Registration Exchange Offer, it being the objective of such Registration Exchange Offer to enable each Holder electing to exchange Registrable Securities for Exchange Securities to exchange such Registrable Securities and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

     The Company and the Guarantors shall promptly, upon the request of any Holder that does not participate in the Registration Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder, a like aggregate principal amount of Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

     The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

     Interest on each Exchange Security and Private Exchange Security will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

     The Company and the Guarantors shall commence the Registration Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Registration Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement except as otherwise provided herein;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Registration Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

     As a condition to participating in the Registration Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Registration Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act,
(iii) it is not an "affiliate" (within the meaning of Rule 405 under Securities
Act) of the Company or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Securities. The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover of such prospectus, in Annex B hereto in the "Exchange Offer Procedures" and "Purpose of the Exchange Offer" sections of such prospectus and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such broker-dealer pursuant to the Registration Exchange Offer.

     As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Registration Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

     The Company and the Guarantors shall use their reasonable best efforts to complete the Registration Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Registration Exchange Offer. The Registration Exchange Offer shall not be subject to any conditions, other than that the Registration Exchange Offer does not violate any applicable law or applicable interpretations of the Staff of the SEC.

     Notwithstanding any other provisions hereof, the Company and each of the Guarantors will ensure that (i) any Principal Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Principal Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any prospectus forming part of any Principal Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registration Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) If (i) because of any change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Registration Exchange Offer as contemplated by Section 2(a), (ii) any applicable law or interpretations do not permit any Holder of Registrable Securities to participate in the Registration Exchange Offer (which shall include, for the purposes of this Agreement, any Holder that is unable to make the representations required to participate in the Registration Exchange Offer) or
(iii) any Holder of Registrable Securities that participates in the Registration Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Registrable Securities, then the Company and the Guarantors shall use their reasonable best efforts to cause to be filed not later than 45 days after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the offer and sale of all the Registrable Securities other than the Omitted Private Exchange Securities by the Holders thereof from time to time and to have such Shelf Registration Statement declared effective by the SEC.

     The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company and Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law. The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     Notwithstanding any other provisions hereof, the Company and each of Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect Holders' Information) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

     (d) A Principal Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

     The parties hereto agree that the Holders of Registrable Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 2(a) or Section 2(b) hereof, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the SEC on or prior to 45 days after the Issue Date; (ii) the Principal Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 120 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of the staff of the SEC, if later, within 45 days after publication of the change in law or interpretation); (iii) the Registration Exchange Offer is not consummated on or prior to 180 days after the Issue Date; or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the interpretations of the staff of the SEC, if later, within 45 days after publication of the change in law or interpretation), but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the annual interest rate borne by the Securities (other than the Exchange Securities from and after their issuance pursuant to the Registration Exchange Offer) shall be increased by (i) 0.50% per annum for the first 90-day period immediately following a Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period of Registration Default, in each case until the applicable Registration Default is cured. Such accrual of additional interest is the exclusive remedy for monetary damages available to Holders of Registrable Securities in the case of any Registration Default. Following the cure of all Registration Defaults, the accrual of additional interest will cease. The Company and the Guarantors shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default.

     (e) Without limiting the remedies available to the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

     3. Registration Procedures. In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall as expeditiously as possible:

     (a) furnish to Holders' Counsel without charge, at least five Business Days (three Business Days in the case of an amendment) prior to the filing thereof with the SEC, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and use its reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as Holders' Counsel may reasonably propose; (ii) if applicable, include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" and "Purpose of the Exchange Offer" sections and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Principal Registration Statement, and include the information set forth in Annex D hereto in the letter of transmittal delivered pursuant to the Registration Exchange Offer;

     (b) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

     (c) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with
Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

     (d) promptly furnish to each Holder of Registrable Securities, to Holders' Counsel and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, as is requested by them (and furnish one copy to each such person without any request); and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (e) by the time the applicable Registration Statement is declared effective by the SEC, use their reasonable best efforts to register or qualify the Exchange Securities, Private Exchange Securities (other than Omitted Private Exchange Securities) or Registrable Securities, or cooperate with the Holders of such Securities and their respective counsel in connection with the registration or qualification of such Securities, for offer and sale under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Exchange Securities, Private Exchange Securities (other than Omitted Private Exchange Securities) or Registrable Securities covered by a Registration Statement shall reasonably request in writing; cooperate with the Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Exchange Securities, Private Exchange Securities (other than Omitted Private Exchange Securities) or Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

     (f) notify each Holder of Exchange Securities, Private Exchange Securities (other than Omitted Private Exchange Securities) or Registrable Securities and Holders' Counsel promptly and, if requested by any such Holder or Holders' Counsel, confirm such advice in writing (i) when a Registration Statement or any amendment to a Registration Statement has been filed with the SEC and when any Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

     (g) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

     (h) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

     (i) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indentures) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities pursuant to such Registration Statement;

     (j) upon the occurrence of any event contemplated by Section 3(f)(v) hereof during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

     (k) obtain a CUSIP number for all Exchange Securities, Private Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement and provide the applicable trustee with printed certificates for the Exchange Securities, the Private Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company;

     (l) comply with all applicable rules and regulations of the SEC and make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earnings statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's or such Guarantor's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period;

     (m) cause the Indentures to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indentures as may be required for the Indentures to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indentures to be so qualified in a timely manner;

     (n) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an "Inspector"), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys (including Holders' Counsel) and accountants designated by the Holders, at reasonable times and in a reasonable manner, all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all relevant information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter);

     (o) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements; and

     (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested,

(ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings,
(iii) obtain "comfort" letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

     In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(f)(iii) or 3(f)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

     If the Company and the Guarantors shall give any such notice of the happening of any event of the kind described in Section 3(f)(iii) or 3(f)(v) hereof to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

     The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

     4. Participation of Broker-Dealers in the Registration Exchange Offer. The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Registration Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

     The Company and the Guarantors understand that it is the Staff's position that if the Prospectus contained in the Principal Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

     5. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Holder, its respective affiliates, directors and officers and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Holder furnished to the Company in writing through any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and the selling Holders, their respective affiliates, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors and any selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (y) for any Holder, its affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, its respective affiliates or any Person controlling any Holder, or by or on behalf of the Company or the Guarantors, their respective affiliates or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

     6. Rules 144 and 144A. Each of the Company and the Guarantors shall use its commercially reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company or a Guarantor is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information for so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company and each of the Guarantors covenant that they will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, each of the Company and the Guarantors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     7. General.

     (a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Exchange Securities, Private Exchange Securities or Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 7(b) shall be by a writing executed by each of the parties hereto.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(c) which address initially is, with respect to each Holder, the address of such Holder maintained by the Register under the Indenture; (ii) if to the Company and the Guarantors, initially at the Company's address set forth in the Exchange Offers and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c); and (iii) to such other persons at their respective addresses, notice of which is given in accordance with the provisions of this Section 7(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indentures.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indentures. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

     (e) Purchases and Sales of Securities. The Company and the Guarantors shall not, and shall use their reasonable best efforts to cause their affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

     (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder by the Company, the Guarantors and the Trustee, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (j) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company and the Guarantors shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           ATA HOLDINGS CORP.,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           ATA AIRLINES, INC., as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           AMBASSADAIR TRAVEL CLUB, INC.,
                                              as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           ATA LEISURE CORP., as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           AMBER TRAVEL, INC., as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO

                                           AMERICAN TRANS AIR TRAINING
                                           CORPORATION, as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           AMERICAN TRANS AIR EXECUJET, INC.,
                                              as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           ATA CARGO, INC., as Guarantor,


                                           by /s/ David Wing
                                              ----------------------------------
                                           Name:  David M. Wing
                                           Title: Executive Vice President & CFO


                                           CHICAGO EXPRESS AIRLINES INC.,
                                              as Guarantor,


                                           by /s/ George Mikelsons
                                              ------------------------------
                                           Name:  J. George Mikelsons
                                           Title: Chairman, President & CEO


Confirmed and accepted as of the date first above written:

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION,

On behalf of the Holders


By /s/ Michael Hoggan
   ----------------------------
   Authorized Signatory

                                                                         ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registration Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company and the Guarantors have agreed that, for a period of 90 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registration Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company and the Guarantors have agreed that, for a period of 90 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until [DATE], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

The Company and the Guarantors will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registration Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registration Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

For a period of 90 days after the Expiration Date, the Company and the Guarantors will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Guarantors have agreed to pay all expenses incident to the Registration Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
     AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           -----------------------------

     Address:
              --------------------------


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.